UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2022

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ZEST	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2022, Ecoark Holdings, Inc. (the “Company”) issued an Amended and Restated Warrant (the “Amended Warrant”) to Digital Power Lending, LLC (“DPL”) which supersedes and replaces the Warrant issued to DPL on June 8, 2022 to, among other things, (i) provide that the Amended Warrant will vest, subject to stockholder approval, if as of June 8, 2024, the Company has failed to complete the Distributions (as defined therein) and the holder(s) and/or any affiliates are not a beneficial owner of at least 50% of the Company’s Common Stock, calculated on a fully diluted basis, and (ii) to amend the definition of “Distributions” to broaden the transactions falling within that definition, including by adding reference to another publicly-traded company in which the Company, directly or indirectly, owns at least a majority of the capital stock and such company’s Common Stock is quoted by a market operated by OTC Markets or any successor.

Item 3.02 Unregistered Sale of Equity Securities.

The issuance of the securities described in this Current Report on Form 8-K was exempt from registration under Section 3(a)(9) of the Securities Act of 1933. The information contained in Items 1.01 and 5.03 is hereby incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 14, 2022, following approval of the Board of Directors of the Company, the Company filed a Second Certificate of Amendment (the “Certificate of Amendment”) to the Certificate of Designations of Rights, Preferences and Limitations of Series A Convertible Redeemable Preferred Stock (the “Series A Certificate”) with the Nevada Secretary of State to among other things, (i) provide that the 19.9% beneficial ownership limitation contained therein applies as of any applicable conversion date, and (ii) add an exception to a restrictive covenant to allow for a reverse merger with an entity which has a class of capital stock which is quoted on any market operated by OTC Markets or any successor or listed on any national securities exchange approved by the Securities and Exchange Commission.

The foregoing descriptions of the Amended Warrant and the Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the forms thereof, copies of which are filed as Exhibits 10.1 and 3.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The terms of the original Warrant and the Series A Certificate were previously disclosed on the Company’s Current Report on Form 8-K filed on June 9, 2022, and with respect to the First Certificate of Amendment to the Series A Certificate, the Company’s Current Report on Form 8-K filed on June 27, 2022.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Second Certificate of Amendment to the Certificate of Designation for the Series A Convertible Redeemable Preferred Stock
10.1	Form of Amended and Restated Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 15, 2022	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May.
Randy S. May Chief Executive Officer

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